THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
PLATINUM INVESTORSM
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
SUPPLEMENT DATED DECEMBER 5, 2002
TO
PROSPECTUS DATED MAY 1, 2002

          The United States Life Insurance Company in the City of New York ("USL") is amending the Prospectus for the purpose of: i) notification that the address for the home office has changed; ii) reflecting a change in the name of one of the investment options available under the Policies; and iii) changing the principal underwriter and distributor of the Policies.

          FIRST, effective immediately, on page 1 of the Prospectus, only the address under "HOME OFFICE" is deleted in its entirety and replaced with the following:

830 Third Avenue New York, NY 10022

          SECOND, effective January 1, 2003, the Prospectus is amended for the purpose of reflecting a change in the name of one of the investment options available under the Policies.

          The Dreyfus Variable Investment Fund Small Cap Portfolio - Initial shares will change its name to Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial shares. For a period of time after January 1, 2003 we may provide you with confirmations, statements and other reports which contain the former name of the portfolio.

          THIRD, effective January 1, 2003, the Prospectus is amended for the purpose of reflecting a change in the underwriter and distributor of the Policies.

        DESCRIPTION OF THE NEW PRINCIPAL UNDERWRITER AND DISTRIBUTOR

          Beginning January 1, 2003, American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, will become the principal underwriter and distributor of the Policies. AGESC will replace American General Securities Incorporated ("AGSI") in this role. AGESC, formerly named Franklin Financial Services Corporation, is a Delaware corporation and a wholly-owned subsidiary of American General Life Insurance Company ("AGL"), both affiliates of USL.

          AGESC is also the principal underwriter and distributor for USL Separate Account USL VA-R, AGL Separate Account A, AGL Separate Account VL-R, AGL Separate Account VA-1, AGL Separate Account VA-2, AGL Separate Account VUL and AGL Separate Account VUL-2. AGESC is the principal underwriter for AGL Separate Account D.

          AGESC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc.

          USL, AGESC, AGL and AGSI are all indirect wholly-owned subsidiaries of American International Group, Inc.

          For a period of time after January 1, 2003 we may provide you with confirmations, statements and other reports which contain the name of the former principal underwriter and distributor.